SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at September 30, 2022 (Unaudited)

Shares	Common Stocks: 92.7%	Value ($)
	Auto/Trucks Parts & Equipment: 3.2%
6,216	Gentherm Inc. *	$309,122

	Commerical Services: 4.5%
3,336	Quanta Services Inc.	424,973

	Rubber-Tires: 1.2%
2,520	Continental AG	113,478

	Smart Transportation: 30.4%
2,760	Aptiv PLC	215,860
2,035	Daimler Truck AG	46,567
7,200	Denso Corp.	327,605
72,000	Geely Automobile Holdings Ltd.	99,245
11,784	Johnson Matthey PLC	241,077
5,796	KiaCorp	288,982
4,920	Mercedes-Benz Group AG	252,411
7,044	Sensata Technologies Holding *	262,600
1,944	Tesla Inc. *	515,646
96,000	Tianneng Power International	83,896
21,600	Toyota Motor Corp.	279,952
430	Vitesco Technologies Group AG	21,112
17,388	Volvo AB Class B	247,657
		2,882,610

	Technology: 2.6%
3,612	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	247,639

	Technology & Transportation: 50.8%
3,360	Alphabet Inc. Class C *	323,064
5,016	Amphenol Corp. Class A	335,871
2,340	Analog Devices Inc.	326,056
17,436	Dana Inc.	199,293
2,760	Eaton Corp. PLC	368,074
31,392	Hanon Systems	181,116
29,556	Hexagon AB Class B	278,815
11,436	Infineon Technologies AG - ADR	254,517
7,632	Intel Corp.	196,677
2,256	Lear Corp.	270,021
684	LG Chem Ltd.	254,234
2,076	NVIDIA Corp.	252,006
2,112	NXP Semiconductors NV	311,541
7,032	ON Semiconductor Corp. *	438,304
4,560	Power Integrations Inc.	293,299
816	Samsung SDI Co., Ltd.	308,956
2,604	Skyworks Solutions Inc.	222,043
		4,813,887

	Total Common Stocks (Cost $11,155,852)	8,791,709

Shares	Common Stocks: 92.7%	Value ($)
	Preferred Stocks
	Smart Transportation: 2.5%
1,908	Volkswagen AG	$236,348
	Total Preferred Stocks (Cost $370,677)	236,348

	Total Investments (Cost $11,526,529): 95.2%	9,028,057
	Other Assets in Excess of Liabilities 4.8%	456,039
	Total Net Assets - 100.0%	$9,484,096

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company